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                              --------------------
                                      T H E
                              --------------------
                                     R.O.C.
                              --------------------
                                  TAIWAN FUND
                              --------------------


                                QUATERLY REPORT

                                 March 31,2000

Dear Stockholders:

The net asset value per share (NAV) of the R.O.C. Taiwan Fund gained 19.5% in the first quarter, outperforming the 16.6% rise in the Taiwan Stock Exchange Index (TAIEX) as a result of the New Taiwan dollar's 3.0% appreciation against the U.S. dollar during the period.

Record-high trading levels, a surging domestic economy and the Nasdaq rally for most of the period helped propel Taiwan's market upward in the first quarter. The gains were also broad-based, with all but one market sector advancing as many investors initially focused on last year's laggards. And, although some sectors outperformed Taiwan's technology stocks, the latter stole most of the headlines and investor attention.

First came announcements by semiconductor foundries (manufacturers doing contract work for other chipmakers and designers) of acquisitions and consolidation. Investors bid up share prices of selected technology issues and other listed companies that will benefit from the deals. The news also signaled a bright outlook for this industry, which was later confirmed when the foundries reported strong January revenue growth. As a result, these companies attracted heavy foreign institutional buying.

Telecommunications was the other big technology story. Government plans to further liberalize the domestic industry, combined with projections of strong worldwide demand, galvanized investors, igniting a rally in telecom-related stocks. These included companies with investments in mobile phone service providers as well as manufacturers of telecommunications equipment.

Political concerns weighed on the market during a month-long period of weakness beginning in mid-February after China threatened to use force if Taiwan indefinitely put off talks on reunification. China's tactics of intimidation continued with the approach of Taiwan's presidential election on March 18. Investor concerns also increased in the week before the polls as the government announced a delay in use of a $16 billion market "stabilization" fund. Furthermore, signs of increasing support for Chen Shui-bien, the candidate of the major opposition party that has advocated Taiwan independence in the past, aggravated the situation. However, Beijing's mild response immediately following Chen's electoral victory and his own conciliatory gestures toward China helped ease cross-strait tensions. In the calmer political climate, the market rallied as investors focused once again on the bullish outlook for Taiwan's semiconductor industry.

The economy, after expanding 5.7% in 1999 despite sagging private investment, was firing on all cylinders in the first quarter. Exports, the equivalent of about 40% of Taiwan's gross national product, rose 18.5% primarily due to strong foreign demand for IT (information technology) manufactures. Domestic demand was buoyant as well. The wealth-generating stock market helped fuel a pick-up in consumer spending that had weakened in late 1999 following a massive September earthquake. Rounding out the picture, private investment made a robust recovery--as indicated by the 39.2% surge in imports of capital equipment. Economic growth in the first quarter most likely topped 6%, and we are forecasting it will reach 6.2% for the whole year. This healthy economic outlook will continue to provide a positive environment for the stock market.

The Fund's investment strategy of holding a more concentrated portfolio of large-cap issues and a select number of smaller companies in such fields as telecommunications and networking worked well in the first quarter. Our stock picking remains focused on companies that are highly competitive in their respective fields. Moving forward, the Fund should be well positioned to take advantage of the strong economy and favorable prospects for various industries ranging from semiconductors to plastics.

We greatly appreciate your support and look forward to reviewing our market outlook and portfolio strategy with you in future reports.




                                        Respectfully submitted,



                                        Michael Ding
                                        President


April 26, 2000




--------------------------------------
 PORTFOLIO HIGHLIGHTS
 Three Months Ended March 31, 2000
--------------------------------------

--------------------------------------
 KEY STATISTICS
--------------------------------------

Change in N.A.V. ($10.23 to $12.22)       $1.99
-----------------------------------------------
Total Net Assets                 $399.6 Million
===============================================

--------------------------------------------------
  SECURITY CLASSIFICATION
--------------------------------------------------
                                            Value
Percent of Net Assets                       (000)
------------------------                   ------

Common Stocks                      96.00%  383,635

Short-term Investments              3.89    15,567
                                  ------    ------

Total Investments                  99.89   399,202

Other Assets Less Liabilities       0.11       430

Net Assets                        100.00% $399,632
==================================================

--------------------------------------------------
  TEN LARGEST HOLDINGS
--------------------------------------------------
                                        Percent of
Company                                 Net Assets
------------------------                ----------

United Microelectronics Corp.              8.48%

Taiwan Semiconductor Manufacturing Co.     8.03

DBTel Inc.                                 5.06

Chung Hwa Pulp Corp.                       4.37

Ritek Inc.                                 4.31

Macronix International Co., Ltd            4.21

Powerchip Semiconductor Corp.              4.13

Via Technologies Inc.                      4.11

Nan Ya Plastics Corp.                      3.98

United World Chinese Commercial Bank       3.76

--------------------------------------------------
  INDUSTRY DIVERSIFICATION
--------------------------------------------------
                                        Percent of
                                        Net Assets
------------------------                ----------

Electronics                               24.93%

Semiconductors                            22.71

Computers & Office Equipment              13.79

Banking                                    7.29

Plastics                                   7.29

Communications Equipment                   5.06

Paper                                      4.37

Textiles                                   2.44

Other Financials                           1.76

Transportation                             1.63

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President
Daniel Chiang, Trustee
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.